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                                                                    Exhibit 10.5
                                                                    ------------


              SECOND AMENDMENT TO CREDIT AGREEMENT, LIMITED CONSENT
                               AND LIMITED WAIVER

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, LIMITED CONSENT AND LIMITED WAIVER (this "Amendment"), dated as of June 5, 2002, is among NEXSTAR FINANCE, L.L.C., a Delaware limited liability company (the "Borrower"), NEXSTAR BROADCASTING GROUP, L.L.C., a Delaware limited liability company (the "Ultimate Parent"), the other Parent Guarantors (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

         A. The Borrower, the Ultimate Parent, the other Parent Guarantors, the Administrative Agent, Barclays Bank PLC, as Syndication Agent, First Union National Bank, as Documentation Agent, and the several Banks parties thereto entered into that certain Amended and Restated Credit Agreement dated as of June 14, 2001 (as amended by that certain First Amendment and Limited Consent dated as of November 14, 2001, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         B. The Ultimate Parent and the Borrower have advised the Administrative Agent that, in connection with the proposed sale (the "Initial Public Offering") of Class A common stock of Nexstar Broadcasting Group, Inc., a Delaware corporation formerly known as Nexstar Equity Corp. ("Group"), in a public offering registered under the Securities Act of 1933, as amended, they wish to effect the following transactions (collectively, the "Proposed Transactions"):

                  (i) the redemption by the Ultimate Parent of the outstanding Series AA Preferred Interests and Series BB Preferred Interests of the Ultimate Parent (the "Existing Parent Preferred Equity"), which redemption (the "Preferred Redemption") will be effected on the date of, but prior to, the Mergers (as defined below) and the Initial Public Offering by the Ultimate Parent distributing to the holders of the Existing Parent Preferred Equity (a) promissory notes of Nexstar Finance Holdings II, L.L.C., a Delaware limited liability company ("Nexstar Finance Holdings II"), presently held by the Ultimate Parent (the "Holdings II Notes"), and (b) cash (the "Cash Redemption Payment") in an amount equal to the excess of the amount of the aggregate redemption price payable to the holders of the Existing Parent Preferred Equity over the aggregate unpaid principal amount of, and unpaid accrued interest on, the Holdings II Notes;

                  (ii) the distribution by the Borrower to Nexstar Finance Holdings, L.L.C., a Delaware limited liability company ("Nexstar Finance Holdings LLC"), of cash in an amount equal to the amount of the Cash Redemption Payment, followed by a distribution by Nexstar Finance Holdings LLC to Nexstar Finance Holdings II in the same amount, followed by a distribution by Nexstar Finance Holdings II to Nexstar Broadcasting of Rochester, Inc., a Delaware corporation ("Nexstar Rochester") in the same amount and a

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         distribution by Nexstar Rochester to the Ultimate Parent in the same amount, each to be effected on the date of the Initial Public Offering and prior to the Preferred Redemption (such distributions and loan being referred to as the "Cash Redemption Funding");

                  (iii) the merger (prior to the Initial Public Offering but following the Preferred Redemption) of the Ultimate Parent and the other Parent Guarantors (other than Nexstar Finance Holdings LLC and Nexstar Finance Holdings, Inc.) with and into Group, with Group being the surviving Person of such mergers (the "Parent Mergers"), pursuant to which Parent Mergers, inter alia, the holders of the remaining membership interests of the Ultimate Parent will be issued common stock of Group in lieu of such interests;

                  (iv) the merger of Nexstar Finance Holdings LLC with and into Nexstar Finance Holdings, Inc., a Delaware corporation ("Nexstar Finance Holdings"), with Nexstar Finance Holdings being the surviving Person of such merger (the "Holdco Merger");

                  (v) the merger of the Borrower with and into Nexstar Finance, Inc., a Delaware corporation ("Nexstar Finance"), with Nexstar Finance being the surviving Person of such merger (the "Borrower Merger" and, together with the Parent Mergers and the Holdco Merger, collectively, the "Mergers");

                  (vi) the repayment by Group (as the successor to Nexstar Finance Holdings II after the Parent Mergers) in full, in cash, of the unpaid principal amounts of, and unpaid accrued interest on, the Holdings II Notes from a portion of the Net Issuance Proceeds of the Initial Public Offering (the "Holdings II Notes Repayment");

                  (vii) a loan by Nexstar Finance to one or more of the Bastet/Mission Borrowers of not more than $20,000,000 of the Net Issuance Proceeds of the Initial Public Offering contributed to Nexstar Finance as common equity (the "Initial Nexstar-Bastet/Mission Loan"), 100% of the proceeds of which Initial Nexstar-Bastet/Mission Loan will be used, immediately upon the receipt thereof by such Bastet/Mission Borrower(s), to repay outstanding Bastet/Mission Loans, and, from time to time after the Initial Nexstar-Bastet/Mission Loan, other loans by Nexstar Finance or other Nexstar Entities to one or more of the Bastet/Mission Borrowers (together with the Initial Nexstar-Bastet/Mission Loans, collectively, the "Nexstar-Bastet/Mission Loans"), the aggregate outstanding principal amount of which Nexstar-Bastet/Mission Loans (inclusive of the outstanding principal amount of the Initial Nexstar-Bastet/Mission Loan) shall not exceed $30,000,000 at any time; and

                  (viii) a loan by Group of not more than $3,000,000 of the Net Issuance Proceeds of the Initial Public Offering to Sook (the "Sook Loan"), 100% of the proceeds of which Sook Loan will be used, immediately upon the receipt thereof by Sook, to repay outstanding Management Loans.

         C. The Ultimate Parent and the Borrower have further advised the Administrative Agent that the following parties effected the following transactions, in each case in violation of clause (ii) of Section 8.14 of the Credit Agreement and Section 3.7 of the Security Agreement to which each is a party (collectively, the "Existing Defaults");


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                  (i) Nexstar Broadcasting of Beaumont/Port Arthur, Inc. amended its certificate of incorporation to change its name to KBTV
         Broadcasting Inc.;

                  (ii) Nexstar Broadcasting of Wichita Falls, Inc. amended its certificate of incorporation to change its name to KFDX Broadcasting Inc.;

                  (iii) Nexstar Broadcasting of Abilene, Inc. amended its certificate of incorporation to change its name to KTAB Broadcasting, Inc.;

                  (iv) Nexstar Broadcasting of Midland-Odessa, Inc. amended its certificate of incorporation to change its name to KMID Broadcasting Inc.;

                  (v) Nexstar Broadcasting of Louisiana, Inc. amended its certificate of incorporation to change its name to KTAL Broadcasting Inc.; and

                  (vi) Nexstar Broadcasting Group, Inc. amended its certificate of incorporation to change its name to Nexstar Management, Inc.

         D. The Ultimate Parent and the Borrower have requested that (i) the Banks consent to the consummation of the Proposed Transactions, (ii) the Banks waive the Existing Defaults, (iii) the Term B Banks amend the definition of Applicable Margin in certain respects applicable to the Term B Loans, and (iv) the Banks agree to certain amendments to the Credit Agreement in connection with the Mergers and the Initial Public Offering, in each case as more fully set forth herein.

         E. The several Banks parties to this Amendment (which Banks constitute the Majority Banks (and, further, must include all of the Term B Banks, in order for the amendment set forth in Section 1(a)(i) below to become effective) as required under the Credit Agreement to grant the consents and waivers and effect the amendments intended hereby) are willing to grant the above-described consents and waivers and agree to the above-described amendments, subject in each case to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Parent Guarantors, set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants, terms and conditions, and in reliance upon the representations and warranties, in each case contained herein, the parties hereto agree hereby as follows:

         Section 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the parties to this Amendment hereby agree to amend the Credit Agreement as set forth below in this Section 1.

         (a) Effective as of the Amendment Effective Date (as defined in Section 6(e) below), the Credit Agreement is amended as follows:

                  (i) the definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is amended by deleting clause (iii) thereof in its entirety and the inserting the following in lieu thereof:


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                           "(iii) with respect to Term B Loans which are
                  Eurodollar Loans, 3.250%,"

                  (ii) all references in the Credit Agreement to "the fourth anniversary of the effective date of the Existing Credit Agreement" are amended to refer to "January 12, 2005";

                  (iii) Sections 2.05(d) and 2.08(a)(i) are amended by deleting the date "March 31, 2002" in each place where it appears therein and inserting "June 30, 2003" in lieu thereof; and

                  (iv) the reference to "Nexstar Broadcasting Group, Inc." in
         Section 8.06(c) is amended to read "Nexstar Management Inc. (f/k/a Nexstar Broadcasting Group, Inc.)".

         (b) Effective as of the effective date of the Mergers, but subject in all cases to the satisfaction of the conditions relating to the Mergers set forth in Section 2(a) below, the Credit Agreement is amended as follows:

                  (i) the reference to "Nexstar Broadcasting Group, L.L.C., a limited liability company organized under the laws of the State of Delaware" set forth in the preamble to the Credit Agreement is amended to read, "Nexstar Broadcasting Group, Inc., a corporation organized under the laws of the State of Delaware";

                  (ii) the reference to "Nexstar Finance, L.L.C., a limited liability company organized under the laws of the State of Delaware" set forth in the preamble to the Credit Agreement is amended to read, "Nexstar Finance, Inc., a corporation organized under the laws of the State of Delaware";

                  (iii) the definitions of "Bridge Loan Agreement", "Exchange Equity", "Existing Holdings Preferred Equity", "Holding Company", "New Holding Company", "Nexstar Equity", "Nexstar Equity Investor Rights Agreement", "Nexstar Equity Reimbursement Agreement", "Nexstar Equity Unit Agreement", "Nexstar Finance Holdings Bridge" and "Permitted Holdings Preferred Equity" in Section 1.01 are deleted in their entirety;

                  (iv) the following definitions of "Initial Public Offering" and "Nexstar Stockholders Agreement" are inserted in Section 1.01 in the appropriate alphabetical position therein:

                           "Initial Public Offering" means the sale by Nexstar
                  Broadcasting Group, Inc., a Delaware corporation formerly known as Nexstar Equity Corp. of its Class A common stock in a public offering registered under the Securities Act of 1933, as described in that certain Second Amendment to Credit Agreement, Limited Consent and Limited Waiver dated as of June __, 2002, among the Ultimate Parent, Nexstar Finance, the other Subsidiaries of the Ultimate Parent parties thereto, the Banks parties thereto, and the Administrative Agent.

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                          "Nexstar Stockholders Agreement" means the
                  Stockholders Agreement dated on or about the date of the Initial Public Offering, among the Ultimate Parent, ABRY L.P. II, ABRY L.P. III, Banc of America Capital Investors and Sook, as in effect on the date thereof.

                  (v) the definitions of "Change of Control", "Consolidated Interest Coverage Ratio", "Credit Parties", "Nexstar Finance Holdings", "Parent Guaranty Agreements", "Parent Subordinated Convertible Promissory Note", "Permitted Affiliate Transactions", "Permitted Borrower Preferred Equity", "Permitted Parent Preferred Equity", "Permitted Permanent Holdings Preferred Equity" and "Required Junior Capital" in Section 1.01 are amended to read in full as follows:

                           "Change of Control" means any of the following: (i)
                  either (x) the aggregate remaining cost basis of ABRY L.P. II's and ABRY L.P. III's combined equity interests in the Ultimate Parent shall be less than $50,000,000 or (y) ABRY L.P. II and ABRY L.P. III, taken together, shall cease to be able to elect a majority of the board of directors or similar governing persons of the Ultimate Parent; (ii) ABRY L.P. II and ABRY L.P. III, taken together, shall cease to directly or indirectly own and hold at least (x) 66 2/3% on a fully diluted basis of the voting interests in the Ultimate Parent and (y) 51% on a fully diluted basis of the economic interests in the Ultimate Parent (excluding the Permitted Parent Preferred Equity); (iii) ABRY L.P. II or ABRY L.P. III, taken together, shall neither directly nor indirectly control management of the Ultimate Parent whether by ownership of voting securities, contract or otherwise; (iv) ABRY Capital shall cease to be the sole general partner of ABRY L.P. II or ABRY Equity shall cease to be the sole general partner of ABRY L.P. III; (v) ABRY Holdings shall cease to be the sole general partner of ABRY Capital or ABRY Holdings III shall cease to be the sole general partner of ABRY Equity; (vi) ABRY Holdings Co. shall cease to be the sole member of ABRY Holdings or ABRY Holdings III Co. shall cease to be the sole member of ABRY Holdings III; (vii) the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of Nexstar Finance Holdings other than Permitted Permanent Holdings Preferred Equity; or (viii) Nexstar Finance Holdings shall cease to own 100% on a fully diluted basis of the Capital Stock of the Borrower other than Permitted Borrower Preferred Equity.

                           "Consolidated Interest Coverage Ratio" means, on any
                  date, the ratio of (i) Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the applicable Measurement Period relating to such date to (ii) the Consolidated Cash Interest Expense of the Borrower and its Subsidiaries for such Measurement Period relating to such date, plus Consolidated Cash Interest Expense of Nexstar Finance Holdings with respect to Permitted Holdings Unsecured Indebtedness and Permitted Permanent Holdings Preferred Equity for such Measurement Period relating to such date, plus Consolidated Cash Interest Expense of the Ultimate Parent with respect to Permitted Parent Preferred Equity (other than the Permitted Parent Preferred Equity redeemed immediately prior to the Initial Public Offering) for such Measurement Period relating to such date.

                           "Credit Parties" means the collective reference to
                  the Parent Guarantors, the Borrower, the Subsidiary Guarantors, the Bastet/Mission Entities and any other Person hereafter executing and delivering a Security Document or a Guarantor Agreement or any equivalent document for the benefit of the Administrative Agent and/or any Bank; provided that David S. Smith will not be deemed to be a Credit Party.

                           "Nexstar Finance Holdings" means Nexstar Finance
                  Holdings, Inc., a Delaware corporation.

                           "Parent Guaranty Agreements" means the collective
                  reference to (i) the Guaranty Agreement of the Ultimate Parent and Nexstar Finance Holdings dated as of January 12, 2001, and
                  (ii) the Guaranty Agreement of Nexstar Finance Holdings, Inc. dated as of January 12, 2001, as each of the same may be amended, supplemented and/or otherwise modified from time to time.

                           "Parent Subordinated Convertible Promissory Note"
                  means a promissory note of Nexstar Finance Holdings, payable to the order of ABRY L.P. II, ABRY L.P. III and/or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them), substantially in the form of Exhibit H.

                           "Permitted Affiliate Transactions" means (i)
                  Restricted Payments permitted by Section 8.10; (ii) payments described in clause (iii) of the definition of the term "Restricted Payment"; (iii) payments to ABRY Partners, LLC in respect of corporate overhead expenses of ABRY Partners, LLC in an aggregate amount not to exceed $50,000 in any Fiscal Year; (iv) payments of out-of-pocket expenses and transaction fees payable pursuant to the Management Agreement and incurred in connection with any purchase or acquisition of any Person or Station, or the entering into of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement, pursuant to Section 8.04(b); (v) payments of management fees made pursuant to the Management Agreement, so long as all management fee payments made pursuant to the Management Agreement shall be in an amount not to exceed $75,000 per Station per Fiscal Year and $300,000 in the aggregate per Fiscal Year, in each case as the amount of such management fee amount may be increased annually based on the United States Department of Labor's Consumer's Price Index, and such payments of management fees may only be paid to the extent that no Default or Event of Default has occurred or would occur after giving effect thereto; (vi) Indebtedness permitted under Section 8.05(m) and (o); (vii) the Management Loan Guaranty; and (viii) the transactions contemplated by the Nexstar Stockholders Agreement.

                           "Permitted Borrower Preferred Equity" means
                  non-voting, preferred stock issued by the Borrower which (i) has no scheduled payments of cash Dividends due or payable thereon and no scheduled redemption or repurchase obligations with respect thereto until at least 180 days after the Stated Maturity Date of the latest to mature of the Term Loans, (ii) is not convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock (other than Capital

                  Stock of the Ultimate Parent), (iii) is not redeemable at the option of the holder thereof until at least 180 days after the Stated Maturity Date of the latest to mature of the Term Loans, other than with respect to customary redemption rights with respect to (x) a change of control of the Borrower which constitutes a Change of Control with respect to this Agreement or (y) an asset sale, subject in each case to the prior payment in full of the Obligations and customary subordination provisions for securities with substantially the same terms and conditions as the Permitted Borrower Preferred Equity and
                  (iv) does not have any blockage rights, covenants or default or cross-default provisions that could accelerate the payment of dividends or liquidation preference rights.

                           "Permitted Parent Preferred Equity" means non-voting,
                  preferred stock issued by the Ultimate Parent which (i) have no scheduled payments of cash dividends due or payable thereon until January 12, 2005, and no scheduled redemption or repurchase obligations with respect thereto until after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Term Loans, (ii) is not convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock other than (a) Capital Stock of the Ultimate Parent or (b) after January 12, 2005, unsecured Indebtedness of the Ultimate Parent having substantially the same terms as the Permitted Holdings Unsecured Indebtedness, (iii) is not redeemable at the option of the holder thereof until after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Term Loans, other than with respect to customary redemption rights with respect to (x) a change of control of the Ultimate Parent which constitutes a Change of Control with respect to this Agreement or (y) an asset sale, subject in each case to the prior payment in full of the Obligations and customary subordination provisions for securities with substantially the same terms and conditions as the Permitted Parent Preferred Equity and (iv) does not have any blockage rights, covenants or default or cross-default provisions that could accelerate the payment of dividends or liquidation preference rights.

                           "Permitted Permanent Holdings Preferred Equity" means
                  non-voting, preferred stock issued by Nexstar Finance Holdings which (i) has no scheduled payments of cash dividends due or payable thereon until after January 12, 2005, and no scheduled redemption or repurchase obligations with respect thereto until after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Term Loans, (ii) is not convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock other than (a) Capital Stock of the Ultimate Parent or (b) after January 12, 2005, unsecured Indebtedness of Nexstar Finance Holdings having substantially the same terms as the Permitted Holdings Unsecured Indebtedness, (iii) is not redeemable at the option of the holder thereof until after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Term Loans, other than with respect to customary redemption rights with respect to (x) a change of control which constitutes a Change of Control with respect to this Agreement or (y) an asset sale, subject in each case to the prior payment in full of the Obligations and customary subordination provisions for securities with substantially the same terms and conditions as the Permitted Permanent Holdings Preferred Equity and (iv) does not have any blockage rights, covenants or default or cross-default provisions that could accelerate the payment of dividends or liquidation preference rights.

                           "Required Junior Capital" means (i) Capital Stock
                  (other than Disqualified Stock) sold or issued after the Effective Date by the Ultimate Parent, Permitted Borrower Preferred Equity, Permitted Holdings Unsecured Indebtedness, Permitted Permanent Holdings Preferred Equity, and/or Permitted Parent Preferred Equity in each case to the extent that the Net Debt Proceeds or Net Issuance Proceeds, as applicable, from the sale or issuance thereof have been contributed, directly or indirectly, as cash equity to the Borrower (to the extent required by this Agreement) and/or loans to the Borrower as provided in Section 8.05(m) and (ii) loans to the Borrower permitted under Section 8.05(m).

                  (vi) Section 2.07(e) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(e) At any time that the Consolidated Senior
                  Leverage Ratio is equal to or greater than 3.00 to 1.00 prior to the sale or issuance of any Capital Stock of, or cash capital contribution to, any Nexstar Entity, then on the Business Day after the date of the receipt by any Nexstar Entity of Net Issuance Proceeds from any such sale or issuance of Capital Stock (including Indebtedness described in Section 8.05(m)) or cash capital contribution (other than (A) proceeds from the sale or issuance of Capital Stock of, or cash contributions to, the Ultimate Parent from ABRY L.P. II, ABRY L.P. III or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them), (B) Net Issuance Proceeds, not to exceed an aggregate of $500,000, from Capital Stock (other than Disqualified Stock) issuances by the Ultimate Parent to employees of the Ultimate Parent or any Nexstar Entity, except to Sook, and (C) cash capital contributions and/or intercompany loans made by any Nexstar Entity to a Subsidiary with any of the proceeds described in the foregoing clause (A) or (B), upon such Nexstar Entity's receipt, directly or indirectly through other Nexstar Entities, of such proceeds), the Borrower shall prepay outstanding principal of the Term Loans and the Revolving Loans, on a pro rata basis among such Loans, in an amount equal to the lesser of (x) 50% of such Net Issuance Proceeds and (y) the amount of Net Issuance Proceeds required to repay outstanding principal of the Term Loans and Revolving Loans so that the Consolidated Senior Leverage Ratio determined on a Pro Forma Basis after giving effect to any such equity issuance or sale or capital contribution and any such prepayment, shall not be greater than 3.00 to 1.00."

                  (vii) Section 2.07(f) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(f) If on any date any Nexstar Entity shall incur or
                  issue any Indebtedness described in Section 8.05(k) or Section 8.05(l), then on each such date of incurrence or issuance an amount equal to the amount of the Net Debt Proceeds received with respect to such Indebtedness shall be applied to prepay outstanding principal of the Term Loans and the Revolving Loans, on a pro rata basis among such Loans."

                  (viii) Section 2.07(g) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(g) If on any date the Borrower incurs or issues
                  Permitted Borrower Subordinated Indebtedness, then on each such date of incurrence an amount equal to the amount of the Net Debt Proceeds received with respect to such Permitted Borrower Subordinated Indebtedness shall be applied to prepay outstanding principal amount of the Revolving Loans. In addition, notwithstanding anything to the contrary contained in this Section 2.07, if any Default or Event of Default exists on any date when Nexstar Finance Holdings and/or the Borrower incurs any Indebtedness permitted under Section 8.05(m), then on each such date of incurrence an amount equal to the amount of the Net Debt Proceeds therefrom (without duplication) shall be applied to prepay outstanding principal of the Revolving Loans."

                  (ix) Section 6.17 is deleted in its entirety and the following is inserted in lieu thereof:

                           "6.17 Subsidiaries; Capital Stock of Nexstar Finance
                  Holdings. No Nexstar Entity has any Subsidiaries except, on the date hereof, those Subsidiaries which are identified in
                  Schedule 6.17 and, thereafter, those Subsidiaries identified in any Guaranty Supplement and those Subsidiaries permitted to be formed or acquired in compliance with the terms hereof. The Ultimate Parent directly owns 100% of the Capital Stock of Nexstar Finance Holdings other than, to the extent issued after the date hereof, Permitted Permanent Holdings Preferred Equity and indirectly owns 100% of the Capital Stock of all of its other Subsidiaries other than, to the extent issued after the date hereof, Permitted Borrower Preferred Equity."

                  (x) Schedule 6.17 is deleted in its entirety and the attached
         Schedule 6.17 is inserted in lieu thereof;

                  (xi) Section 7.07 is deleted in its entirety and the following is inserted in lieu thereof:

                           "7.07 Maintenance of Corporate, Limited Liability
                  Company or Partnership Existence, etc. The Parent Guarantors and the Borrower shall, and shall cause each of their respective Subsidiaries to, cause to be done at all times all things necessary to maintain and preserve the corporate, limited liability company or partnership existence, as the case may be, of each Nexstar Entity except to the extent otherwise permitted pursuant to Section 8.04. The Ultimate Parent will continue to own and hold directly all of the outstanding shares of Capital Stock of Nexstar Finance Holdings other than Permitted Permanent Holdings Preferred Equity, and each of the Nexstar Entities other than the Ultimate Parent will continue to own and hold directly all of the outstanding shares of Capital Stock of their respective Subsidiaries (other than, to the extent issued after the date hereof, Permitted Borrower Preferred Equity), in each case as set forth on Schedule 6.17, except as otherwise permitted pursuant to Section 8.04."

                  (xii) Section 7.16(c) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(c) If at any time any Parent Guarantor or the
                  Borrower acquires any additional Subsidiary, such Parent Guarantor and/or the Borrower, as applicable, will promptly notify the Administrative Agent thereof and cause such Subsidiary, within the time period required by clause (f) of
                  Section 8.11, to execute and deliver appropriate Guaranty Supplements, a Joinder to Security Agreement and a Joinder to Pledge and Security Agreement."

                  (xiii) clauses (f) and (q) of Section 8.05 are deleted in their entirety and the following, in each case, is inserted in lieu thereof:

                           "[intentionally deleted]"

                  (xiv) clauses (k) through (m) of Section 8.05 are deleted in their entirety and the following is inserted in lieu thereof:

                           "(k) so long as no Default or Event of Default exists
                  both before and after the incurrence thereof, Nexstar Finance Holdings may incur Permitted Holdings Unsecured Indebtedness and/or sell or issue Permitted Permanent Holdings Preferred Equity, and the Borrower may sell or issue Permitted Borrower Preferred Equity, provided that concurrently upon receipt thereof, the Net Debt Proceeds and/or Net Issuance Proceeds, as applicable, therefrom are applied in accordance with
                  Section 2.07(f);

                           (l) so long as no Default or Event of Default exists
                  both before and after the sale or issuance thereof, the Ultimate Parent may sell or issue Permitted Parent Preferred Equity, provided that, concurrently upon receipt thereof, the Net Issuance Proceeds therefrom are applied in accordance with
                  Section 2.07(f);

                           (m) Nexstar Finance Holdings may borrow up to an
                  aggregate principal amount not to exceed $30,000,000 in the aggregate at any time outstanding from ABRY L.P. II, ABRY L.P. III and/or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them) pursuant to the terms and conditions of, and as evidenced by, a Parent Subordinated Convertible Promissory Note (an "Initial Loan"), provided that, concurrently upon receipt thereof by Nexstar Finance Holdings, the Net Debt Proceeds from any Initial Loan are used to make a loan in equal amount to the Borrower pursuant to the terms and conditions of, and as evidenced by, a Borrower Subordinated Convertible Promissory Note, provided further that each such loan made pursuant to a Parent Subordinated Convertible Promissory Note or a Borrower Subordinated Convertible Promissory Note shall remain outstanding only until the earlier to occur of (x) the occurrence of a Default or an

                  Event of Default or (y) the date which is eighteen months after such loan is made, at which time (i) the principal amount of (and all accrued and unpaid interest on) each such Initial Loan to Nexstar Finance Holdings will convert into Capital Stock (that is not Disqualified Stock) of the Ultimate Parent in accordance with the terms and provisions of the applicable Parent Subordinated Convertible Promissory Note and the principal amount of (and all accrued and unpaid interest on) each such loan by Nexstar Finance Holdings to the Borrower will convert into common equity of the Borrower in accordance with the terms and provisions of the applicable Borrower Subordinated Convertible Promissory Note;"

                  (xv) clause (p) of Section 8.05 is deleted in its entirety and the following is inserted in lieu thereof:

                           "(p) Intercompany loans from the Ultimate Parent to
                  Nexstar Finance Holdings which are pledged as security for the Loans and the proceeds of which are concurrently, upon receipt thereof, contributed as common equity to the Borrower;"

                  (xvi) clauses (f), (g), (h) and (n) of Section 8.10 are deleted in their entirety and the following is inserted, in each case, in lieu thereof:

                           "[intentionally deleted]"

                  (xvii) clause (j) of Section 8.10 is deleted in its entirety and the following is inserted in lieu thereof:

                           "(j) so long as no Default or Event of Default exists
                  both before and after the making thereof, after January 12, 2005, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings in the amount necessary to permit Nexstar Finance Holdings to make payments of cash Dividends which become due and payable with respect to Permitted Permanent Holdings Preferred Equity and (ii) Nexstar Finance Holdings may pay such cash Dividends if, prior to the making of such payments of cash Dividends by Nexstar Finance Holdings, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the payment of each such Dividend of the Borrower, giving effect to each such Dividend of the Borrower and the related payments of cash Dividends to be made by Nexstar Finance Holdings as though each such Dividend of the Borrower and the related payments of cash Dividends to be made by Nexstar Finance Holdings had been made on the first day of the applicable Measurement Period relating to the date each such Dividend by the Borrower is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to each such Dividend and related payments of cash Dividends;"

                  (xviii) clause (k) of Section 8.10 is deleted in its entirety and the following is inserted in lieu thereof:

                           "(k) so long as no Default or Event of Default exists
                  both before and after the making thereof, after January 12, 2005, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings and Nexstar Finance Holdings may in turn pay corresponding Dividends to the Ultimate Parent, in each case in the amount necessary to permit the Ultimate Parent to make payments of cash Dividends which become due and payable with respect to Permitted Parent Preferred Equity and (ii) the Ultimate Parent may pay such cash Dividends if, prior to the making of such payments of cash Dividends by the Ultimate Parent, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such Dividend, giving effect to each such Dividend of the Borrower and Nexstar Finance Holdings and the related payments of cash Dividends on the Parent Preferred Equity to be made by the Ultimate Parent as though each such Dividend and the related payments of cash Dividends on the Parent Preferred Equity had been made on the first day of the applicable Measurement Period relating to the date each such Dividend is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to each such Dividend and related payments of cash Dividends;"

                  (xix) clause (c) of Section 8.11 is deleted in its entirety and the following is inserted in lieu thereof:

                           "(c) the Credit Parties may make equity contributions
                  to the capital of their respective Subsidiaries that are Credit Parties;"

                  (xx) clause (f) of Section 8.11 is deleted in its entirety and the following is inserted in lieu thereof:

                           "(f) any Nexstar Entity may establish or create new
                  Wholly-Owned Subsidiaries so long as (i) at least 30 days' prior written notice thereof (or such lesser notice as is acceptable to the Administrative Agent) is given to the Administrative Agent, (ii) the Capital Stock of such new Subsidiary is pledged pursuant to, and to the extent required by, this Agreement and the Pledge and Security Agreement and the certificates, if any, representing Capital Stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary executes Guaranty Supplements, a Joinder to Security Agreement and a Joinder to Pledge and Security Agreement, and (iv) such new Subsidiary, to the extent requested by the Administrative Agent or the Majority Banks, takes all actions required pursuant to Section
                  7.16. In addition, each new Wholly-Owned Subsidiary that is required to execute any Loan Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5.01 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date;"

                  (xxi) clause (h) of Section 8.11 is deleted in its entirety and the following is inserted in lieu thereof:

                           "(h) the Borrower may make intercompany loans and
                  advances to any Subsidiary of the Borrower which is a Credit Party and Nexstar Finance Holdings may make loans to the Borrower as permitted under Section 8.05(m); and"

                  (xxii) Section 8.13 is deleted in its entirety and the following is inserted in lieu thereof:

                           "8.13 Sales or Issuances of Capital Stock. The Parent
                  Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, sell or issue any of their Capital Stock to any Person; provided that (a) the Ultimate Parent may sell or issue (i) Permitted Parent Preferred Equity in accordance with Section 8.05(l) and (ii) other Capital Stock other than Disqualified Stock, in each case so long as the Net Issuance Proceeds therefrom are applied as may be required by Section 2.07, (b) any Subsidiary of the Borrower may sell or issue Capital Stock to the Borrower or a Wholly-Owned Subsidiary of the Borrower so long as relevant provisions of the Security Documents and Section
                  7.16 are complied with in full, and (c) Nexstar Finance Holdings may sell or issue Permitted Permanent Holdings Preferred Equity, and/or the Borrower may sell or issue Permitted Borrower Preferred Equity, in each case as permitted by Section 8.05(k), so long as the Net Issuance Proceeds thereof are applied as may be required by Section 2.07."

         (c) Effective as of the consummation of the Initial Public Offering, but subject in all cases to the satisfaction of the conditions set forth in the proviso to Section 2(b) below and in Section 4 below, the Credit Agreement is amended as follows:

                  (i) the following definitions of "Beneficial Owner", "Continuing Directors", "Nexstar-Bastet/Mission Loan", "Principal", "Sook Loan" and "Voting Stock" are inserted in Section 1.01 in the appropriate alphabetical positions therein:

                           "Beneficial Owner" has the meaning assigned to such
                  term in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934, as amended.

                           "Continuing Directors" means, as of any date of
                  determination, any member of the Board of Directors of the Ultimate Parent who (i) was a member of such board of directors or similar governing persons of Nexstar Broadcasting Group, L.L.C. on January 12, 2001; (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election; or (iii) was nominated by one or more Principals owning at least 20% of the Voting Stock of the Ultimate Parent at the time of such nomination.

                           "Nexstar-Bastet/Mission Loan" means a loan made by a
                  Nexstar Entity to one or more of the Bastet/Mission Borrowers in compliance with Section 8.11(j).

                           "Principal" means ABRY Partners, LLC or any Person
                  that (i) directly or indirectly, is in control of, is controlled by, or is under common control with, ABRY Partners, LLC, and (ii) is organized primarily for the purpose of making equity or debt investments in one or more companies or a Person controlled by

                  ABRY Partners, LLC. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                           "Sook Loan" means a loan made by the Ultimate Parent
                  to Sook in compliance with Section 8.11(k).

                           "Voting Stock" of any Person as of any date means the
                  Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                  (ii) the definitions of "Change of Control", and "Maximum Incremental Amount" in Section 1.01 are amended to read in full as follows:

                           "Change of Control" means any of the following: (i)
                  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person, other than a Principal, becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Ultimate Parent, measured by voting power rather than number of shares; (ii) a majority of the members of the Board of Directors of the Ultimate Parent shall cease to be Continuing Directors; (iii) the Principals, taken together, shall cease to directly or indirectly own and hold at least (x) 35% on a fully diluted basis of the Voting Stock of the Ultimate Parent and (y) 35% on a fully diluted basis of the economic interests in the Ultimate Parent (excluding the Permitted Parent Preferred Equity); (iv) the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of each Parent Guarantor other than Permitted Permanent Holdings Preferred Equity; or
                  (v) Nexstar Finance Holdings shall cease to own 100% on a fully diluted basis of the Capital Stock of the Borrower other than Permitted Borrower Preferred Equity.

                           "Maximum Incremental Amount" means (i) at all times
                  on or prior to June 30, 2003, $100,000,000, (ii) at all times after June 30, 2003, and on or prior to September 30, 2003, $96,250,000, and (iii) at all times after September 30, 2003, $92,500,000.

                  (iii) the definition of "Permitted Affiliate Transactions" in
         Section 1.01 is amended by deleting the word "and" at the end of clause
         (vii) thereof, deleting the period (".") at the end of clause (viii) thereof and replacing it with a semicolon (";") and the word "and", and inserting the following clause (ix) after clause (viii) thereof:

                           "(ix) the Sook Loan."

                  (iv) Section 2.01(c) is amended by deleting the date "December 31, 2002" from the second line of clause (i) thereof and inserting, "December 31, 2003" in lieu thereof;

                  (v) Section 2.05(d) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(d) The Aggregate Combined Revolving Commitment
                  shall be automatically and permanently reduced on the last day of each Fiscal Quarter (or, in the case of the final reduction in Loan Year 6, on the Stated Revolving Credit Maturity Date), commencing on June 30, 2003 and ending on the Stated Revolving Credit Maturity Date, based on the annual percentage reductions for each Loan Year set forth below of (i) the Aggregate Revolving Commitment as in effect on June 30, 2003, plus, (ii) the original amount of each Incremental Revolving Commitment created from time to time, if any, pursuant to this Agreement prior to the time of the reduction in question. Notwithstanding anything to the contrary contained in this Agreement, on the Maturity Date the Aggregate Combined Revolving Commitment shall automatically reduce to zero.

                    Loan Year                   Annual Percentage Reduction
                    ---------                   ---------------------------

                       1                                    00.0%

                       2                                    00.0%

                       3                                    15.0%

                       4                                    20.0%

                       5                                    30.0%

                       6                                    35.0%

                   The amount of each quarterly reduction of (i) the Aggregate Revolving Commitment as in effect on June 30, 2003, and (ii) the original amount of each Incremental Revolving Commitment created from time to time, if any, pursuant to this Agreement prior to the time of the reduction in question, during any Loan Year, shall be an amount equal to the applicable annual percentage reduction set forth above with respect to such Loan Year, divided by the number of quarterly reductions to be made during such Loan Year (with the last reduction in Loan Year 6, to be made on the Stated Revolving Credit Maturity Date, to be deemed a quarterly reduction for purposes of this Section 2.05(d)); provided that the amount of each quarterly reduction during Loan Year 3 with respect to each Incremental Revolving Commitment created from time to time on or after June 30, 2003, if any, shall be an amount equal to the applicable annual percentage reduction set forth above with respect to such Loan Year, divided by 4. Each reduction of the Aggregate Revolving Commitment pursuant to this Section 2.05(d) shall be applied pro rata to each Bank's Revolving Commitment and each reduction of each Incremental Revolving Commitment pursuant to this Section 2.05(d) shall be applied pro rata to each Bank providing such Incremental Revolving Commitment. All accrued commitment and letter of credit fees to the effective date of any such reduction of the Aggregate Combined Revolving Commitment shall be paid on the effective date of such reduction. "


                  (vi) Section 2.07(h) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(h) [intentionally deleted]"

                  (vii) Section 2.08(a)(i) is deleted in its entirety and the following is inserted in lieu thereof:

                           "(i) The Term A Loans shall mature, and the
                  outstanding principal amount thereof shall be due and payable in full (together with all accrued and unpaid interest thereon), on the Maturity Date. In addition, on the last day of each Fiscal Quarter (or, in the case of the final principal installment to be repaid in Loan Year 6, on the Stated Term A Maturity Date), commencing on June 30, 2003, the Borrower shall repay, and there shall become due and payable, (i) a principal installment on the Term A Loans in an amount based on the annual percentage reductions for each Loan Year set forth below of the Aggregate Outstanding Term A Loan Balance on June 30, 2003, plus, (ii) a principal installment on each Incremental Term Loan made from time to time, if any, pursuant to this Agreement prior to the time of the principal payment in question in an amount based on the annual percentage reductions for each Loan Year set forth below of the original principal amount of such Incremental Term Loan:

                    Loan Year                       Annual Percentage Reduction
                    ---------                       ---------------------------

                       1                                        00.0%

                       2                                        00.0%

                       3                                        15.0%

                       4                                        20.0%

                       5                                        30.0%

                       6                                        35.0%

                  The aggregate principal amount of each installment paid during any Loan Year on (i) Term A Loans, and (ii) each Incremental Term Loan made pursuant to an Incremental Facility created from time to time, if any, pursuant to this Agreement, shall in each case be an amount equal to the applicable annual percentage reduction set forth above with respect to such Loan Year, divided by the number of quarterly installments to be made during such Loan Year (with the last installment in Loan Year 6, to be made on the Stated Term A Maturity Date, deemed a quarterly installment for purposes of this Section 2.08(a)(i)); provided that the aggregate principal amount of each installment paid during Loan Year 3 with respect to each Incremental Term Loan created from time to time on or after June 30, 2003, if any, shall be an amount equal to the applicable annual percentage reduction set forth above with respect to such Loan Year, divided by 4."


                  (viii) Section 8.04 is amended by deleting the amount "$20,000,000" from condition (A) of the proviso to clause (b) thereof and inserting, the amount "$40,000,000" in lieu thereof; and

                  (ix) Section 8.11 is amended by deleting the word "and" at the end of clause (h) thereof, deleting the period (".") at the end of clause (i) thereof and replacing it with a semicolon (";"), and inserting the following clauses (j) and (k) after clause (i) thereof:

                           "(j) the Nexstar Entities may make
                  Nexstar-Bastet/Mission Loans, provided that (i) the aggregate principal amount thereof outstanding at any time may not exceed $30,000,000; (ii) each such loan is evidenced by a demand promissory note in form and substance reasonably satisfactory to the Administrative Agent and which promissory note is delivered to the Collateral Agent by such Nexstar Entity, together with any necessary endorsements, to be held as Pledged Collateral; (iii) no such loan will, alone or in the aggregate with any other such loans, violate any Requirement of Law applicable to the Nexstar Entities or the Bastet/Mission Entities (including, without limitation, all terms and conditions of all FCC Licenses covering the Stations and all rules, regulations and administrative orders of the
                  FCC) and, prior to the making of each such loan, the Borrower shall have delivered to the Administrative Agent a certificate to such effect executed on the Borrower's behalf by a Responsible Officer of the Borrower, and (iv) no Default or Event of Default exists both before and after making such loan; and

                           (k) the Ultimate Parent may make the Sook Loan;
                  provided that (i) the aggregate principal amount of the Sook Loan does not exceed $3,000,000, (ii) the Sook Loan is evidenced by a promissory note (which promissory note will provide that such loan and all accrued interest thereon will be forgiven upon the earlier of the fifth anniversary of the date thereof and the termination of Sook's employment with the Nexstar Entities, unless such employment is terminated under specified circumstances) in form and substance satisfactory to the Administrative Agent that is delivered to the Collateral Agent by the Ultimate Parent, together with any necessary endorsements, to hold as Pledged Collateral, (iii) the Sook Loan is made immediately upon the receipt of the Net Issuance Proceeds of the Initial Public Offering and solely using such Net Issuance Proceeds, (iv) no Default or Event of Default exists both before and after making the Sook Loan, (v) 100% of the proceeds of the Sook Loan are used, immediately upon the receipt thereof by Sook, to repay in full the outstanding Management Loan, and (vi) the Management Loan Guaranty is terminated contemporaneously with such repayment of the Management Loan and evidence satisfactory to the Administrative Agent of such termination is furnished to the Administrative Agent promptly after such termination."

                  Section 2. LIMITED CONSENTS. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the several Banks parties to this Amendment hereby:

         (a) (i) consent to the consummation of the Mergers and waive compliance with the provisions of Section 8.04 and Section 8.06 of the Credit Agreement which prohibit the Mergers solely to the extent necessary to permit the consummation of the Mergers and (ii) consent to the modification of the Charter Documents of the entities being merged in the Mergers and waive compliance with the provisions of clause (ii) of Section 8.14 of the Credit Agreement solely to the extent necessary to permit such modifications; provided, that (A) pricing for the Initial Public Offering has resulted in a price per share that will result in Net Issuance Proceeds to Group of at least $100,000,000 upon consummation of the Initial Public Offering, (B) the Mergers are accomplished pursuant to documentation in form and substance satisfactory to the Administrative Agent and its counsel, (C) contemporaneously with the Mergers, Group, Nexstar Finance Holdings and Nexstar Finance execute and deliver to the Administrative Agent Ratification and Assumption Agreements substantially in the forms of the attached Exhibits A-1, A-2, and A-3, respectively, and cause to be delivered to the Administrative Agent an opinion of counsel in form and substance satisfactory to the Administrative Agent (including, without limitation, customary opinions with respect to the Mergers and an enforceability opinion with respect to each Ratification and Assumption Agreement) and such other documents as may be reasonably requested by the Administrative Agent to assure itself of the continuing effectiveness of the Loan Documents being ratified and assumed by Group, Nexstar Finance Holdings and Nexstar Finance, respectively, (D) no Default or Event of Default exists both before and after giving effect to the Mergers, (E) the Parent Merger, the Holdco Merger and the Borrower Merger are consummated and effective on the same day, and (F) the Initial Public Offering is consummated on or within 1 Business Day after the effective date of the Mergers;

         (b) consent to the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment and waive compliance with the provisions of
Section 8.03, Section 8.05, Section 8.06, Section 8.10 and Section 8.11 of the Credit Agreement which prohibit the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment solely to the extent necessary to permit the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment; provided, that (i) the Initial Public Offering is (x) an underwritten public offering by Group pursuant to an effective registration statement filed with the Securities and Exchange Commission and otherwise complies with the requirements of the Securities Act of 1933, as amended, and all other applicable Requirements of Law, (y) is sufficient to result in Net Issuance Proceeds to Group of at least $100,000,000, and (z) is consummated on or before December 31, 2002, (ii) the Initial Public Offering otherwise complies with all of the other requirements of Section 8.13(a) of the Credit Agreement (including, without limitation, the requirements that the Net Issuance Proceeds of the Initial Public Offering be applied in accordance with Section 2.07(e) to the extent applicable), (iii) all of the Existing Parent Preferred Equity is redeemed as described in Recital B(i) of this Amendment and the Holdings II Notes Repayment is effected contemporaneously with the Initial Public Offering using solely Net Issuance Proceeds of the Initial Public Offering, (iv) the Initial Public Offering, the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment all occur pursuant to documentation in form and substance satisfactory to the Administrative Agent, (v) no Default or Event of Default exists both before and after giving effect to the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment, (vi) the Initial Public Offering is consummated immediately after the Mergers are consummated, and (vii) immediately prior to the Initial Public Offering, the Administrative Agent shall have received (x) a consolidated balance sheet from each of Group and its Subsidiaries and Nexstar Finance and its Subsidiaries, prepared on a Pro Forma Basis, giving effect to the Initial Public Offering and the other transactions consummated in connection with the Initial Public Offering, as though the Initial Public Offering and such transactions occurred as of the first day of the four fiscal quarters most recently ended, and (y) a Pro Forma Compliance Certificate duly executed on behalf of Group and Nexstar Finance by a Responsible Officer of Group and Nexstar Finance; and

         (c) consent to the execution, delivery and performance by the parties thereto of the Fourth Amendment and Limited Consent dated as of even date herewith relative to the Bastet/Mission Credit Agreement (the "Bastet/Mission Amendment"), and all transactions described therein.

The consents set forth in this Section 2 are limited to the extent specifically set forth above and no terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby except to the extent specifically waived in connection with the limited consents granted above.

         Section 3. LIMITED WAIVERS. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower and the Parent Guarantors herein contained, the several Banks parties to this Amendment hereby waive the Events of Default pursuant to clause (ii) of Section 8.14 of the Credit Agreement and Section 3.7 of the Security Agreements caused by the name changes described in Recital C hereof.

The waivers set forth in this Section 3 are limited to the extent specifically set forth above and no terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby except to the extent specifically waived above.

         Section 4. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the consents, waivers and amendments to the Credit Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

         (a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by Banks constituting Majority Banks and each of the conditions set forth in Sections 4(b) through 4(d) below shall have been satisfied; provided that the amendment set forth in Section 1(a)(i) above shall not become effective until the Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by Banks constituting Majority Banks but including all Term B Banks and each of the conditions set forth in Sections 4(b) through 4(d) below shall have been satisfied.

         (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

         (c) Fees and Expenses. The Administrative Agent shall have received for its own account and for the account of each Bank party to this Amendment, an amendment fee for each Bank party to this Amendment (collectively, the "Amendment Fees") in an amount equal to the product of (i) 0.050%, multiplied by, (ii) the sum of the amount of such Bank's Revolving Commitment, plus the amount of such Bank's Term A Loans, plus the amount of such Bank's Additional Term A Loan Commitment, plus the amount of such Bank's outstanding Term B Loans, in each case as computed on the Amendment Effective Date. The Amendment Fees shall be nonrefundable and shall be deemed to have been earned in full when this Amendment has been executed and delivered to the Administrative Agent by the Borrower and Banks constituting the Majority Banks, but including all Term B Banks, whether or not the Amendment

Effective Date occurs. In addition, the Borrower shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, the Bastet/Mission Amendment, and all transaction contemplated hereby and thereby.

         (d) Effectiveness of Bastet/Mission Amendment. All conditions precedent to the effectiveness of the Bastet/Mission Amendment shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent of such credit facility.

         Section 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Banks parties hereto to enter into this Amendment and to grant the consents, waivers and amendments contained herein and in the Bastet/Mission Amendment, each of the Borrower and the Parent Guarantors represents and warrants to the Administrative Agent and the Banks as follows:

         (a) Authorization; No Contravention. The execution, delivery and performance by the applicable Credit Parties of this Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of any Credit Party, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which any Credit Party is a party or its property is subject, or (iii) violate any Requirement of Law.

         (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

         (c) No Default. Other than the Existing Defaults, no Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

         (d) Binding Effect. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Credit Parties that are parties thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

         (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

         (f) Preferred Equity. Upon consummation of the Initial Public Offering and the redemption of the Existing Parent Preferred Equity, neither the Ultimate Parent nor any of its Subsidiaries will have outstanding any Disqualified Stock, any Indebtedness that is convertible into Disqualified Stock, or any preferred Capital Stock of any class or series.

         Section 6. MISCELLANEOUS.

         (a) Ratification of Loan Documents. Except for the specific consents, waivers and amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents set forth in Section 2 of this Amendment and the waivers set forth in Section 3 of this Amendment shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof, other than as specifically set forth herein and for the time periods specifically set forth herein.

         (b) Fees and Expenses. The Borrower and the Parent Guarantors jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment, the Bastet/Mission Amendment and any other documents prepared in connection herewith or therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

         (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Subject to the proviso set forth in Section 4(a) above, this Amendment shall become effective when the Administrative Agent has received counterparts of this Amendment executed by the Borrower, the Parent Guarantors, each of the other Guarantors and the Banks constituting Majority Banks and each of the conditions precedent set forth in Sections 4(b) through 4(d) above has been satisfied (the "Amendment Effective Date"), whether or not this Amendment has been executed and delivered by each and every Bank named on a signature pages attached hereto.

         (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, each of the Parent Guarantors and the other Guarantors hereby consent to the execution and delivery of this Amendment and the Bastet/Mission Amendment and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the Mergers) and reaffirm their respective obligations under each of their respective Guaranty Agreements, which Guaranty Agreements shall continue in full force and effect notwithstanding the consummation of such Transactions.

         (g) Confirmation of Loan Documents and Liens. As a material inducement to the Banks to agree to grant the consents and waivers set forth herein, to amend the Credit Agreement as set forth herein and to enter into the Bastet/Mission Amendment, the Borrower, the Guarantors and David S. Smith hereby
(i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Security Documents and the Liens granted under the Security Documents, (ii) agrees that the execution, delivery and performance of this Amendment and the Bastet/Mission Amendment, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the Mergers) shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledges and agrees that the Liens granted under the Security Documents secure, and after the consummation of the transactions contemplated hereby and by the Bastet/Mission Amendment (including, without limitation, the Merger) will continue to secure, the payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrower and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby, and the Bastet Mission Credit Agreement, as amended by the Bastet/Mission Amendment.

         (h) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

                                                                    Exhibit 10.5
                                                                    ------------


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                         BORROWER:

                         NEXSTAR FINANCE, L.L.C.


                         By:/s/ Shirley Green
                            ---------------------------------------------------
                         Name: Shirley Green
                         Title: Vice President - Finance

                         PARENT GUARANTORS:

                         NEXSTAR BROADCASTING GROUP, L.L.C.
                         NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC. NEXSTAR BROADCASTING OF JOPLIN, INC.
                         NEXSTAR BROADCASTING OF ERIE, INC.
                         KBTV BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF
                           BEAUMONT/PORT ARTHUR, INC.)
                         KFDX BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF
                           WICHITA FALLS, INC.)
                         NEXSTAR BROADCASTING OF ROCHESTER, INC.
                         KTAB BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF
                           ABILENE, INC.)
                         ERC HOLDINGS, INC.
                         NEXSTAR MIDWEST HOLDINGS, INC.
                         NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                         NEXSTAR BROADCASTING OF PEORIA, INC.
                         KMID BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF
                           MIDLAND-ODESSA, INC.)
                         KTAL BROADCASTING INC. (F/K/A NEXSTAR BROADCASTING OF
                           LOUISIANA, INC.)
                         NEXSTAR FINANCE HOLDINGS II, L.L.C.
                         NEXSTAR FINANCE HOLDINGS, L.L.C.
                         NEXSTAR FINANCE HOLDINGS, INC.


                         By:/s/ Shirley Green
                            ---------------------------------------------------
                         Name: Shirley Green
                         Title: Vice President - Finance


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

OTHER GUARANTORS (for purposes of Sections 6(f) and 6(g) hereof):

NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.
NEXSTAR MANAGEMENT, INC. (F/K/A NEXSTAR BROADCASTING, INC.)


By:/s/ Shirley Green
   -----------------------------------------------------
Title: Secretary of each of the
       above-named entities


BASTET BROADCASTING, INC.


By:/s/ Nancie J. Smith
   ----------------------------------------------------
Name: Nancie J. Smith
Title: Vice President

MISSION BROADCASTING OF WICHITA FALLS, INC.


By:/s/ Nancie J. Smith
   ----------------------------------------------------
Name: Nancie J. Smith
Title: Vice President

MISSION BROADCASTING OF JOPLIN, INC.


By:/s/ Nancie J. Smith
   ----------------------------------------------------
Name: Nancie J. Smith
Title: Vice President


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

DAVID S. SMITH (for purposes of Section 6(g) hereof):



/s/ David S. Smith
---------------------------------------------------

DAVID S. SMITH

    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO FIRST UNION NATIONAL BANK)


                              By:/s/ Lawrence P. Sullivan
                                 -----------------------------------------------
                              Name: Lawrence P. Sullivan
                              Title: Vice President


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              CIBC INC.


                              By:/s/ Tefta Ghilaga
                                 -----------------------------------------------
                              Name: Tefta Ghilaga
                              Title: Executive Director
                              CIBC World Markets Corp. As Agent


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              ADMINISTRATIVE AGENT AND BANKS:

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent

                              By:/s/ Steven P. Renwick
                                 -----------------------------------------------
                              Name: Steven P. Renwick
                              Title: Principal

                              BANK OF AMERICA, N.A.


                              By:/s/ Steven P. Renwick
                                 -----------------------------------------------
                              Name: Steven P. Renwick
                              Title: Principal


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              U.S. BANK NATIONAL ASSOCIATION (SUCCESSOR BY
                              MERGER TO FIRSTAR BANK, N.A.)


                              By:/s/ Michael J. Homeyer
                                 -----------------------------------------------
                              Name: Michael J. Homeyer
                              Title: Vice President


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              ELC (Cayman) Ltd. 1999-II
                              ELC (Cayman) Ltd. 1999-III
                              ELC (Cayman) Ltd. 2000-I
                              APEX (IDM) CDO I, Ltd.
                              TRYON CLO Ltd. 2000-I


                              By:/s/ Adrienne Musgnug
                                 -----------------------------------------------
                              Name: Adrienne Musgnug
                              Title: Director


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              ARCHIMEDES FUNDING IV (CAYMEN), LTD.

                              BY:      ING Capital Advisors LLC,
                                       As Collateral Manager

                              By:/s/ Jane Nelson
                                 ---------------------------------------------
                              Name: Jane Nelson
                              Title: Managing Director

                              COPERNICUS CDO EURO-I B.V.

                              BY: ING Capital Advisors LLC,
                                  As Collateral Manager

                              By:/s/ Jane Nelson
                                 ---------------------------------------------
                              Name: Jane Nelson
                              Title: Managing Director

                              BALANCED HIGH-YIELD FUND II, LTD.

                              BY: ING Capital Advisors LLC,
                                  As Asset Manager

                              By:/s/ Jane Nelson
                                 ---------------------------------------------
                              Name: Jane Nelson
                              Title: Managing Director

                              SEQUILS-ING I (HBDGM), LTD.

                              BY: ING Capital Advisors LLC,
                                  As Collateral Manager

                              By:/s/ Jane Nelson
                                 ---------------------------------------------
                              Name: Jane Nelson
                              Title: Managing Director


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              ARES V CLO Ltd.

                              By: ARES CLO Management V, LP,
                                  Investment Manager

                              By: ARES CLO GP V, LLC,
                                  Its Managing Member

                              By:/s/ Seth J. Brufsky
                                 -----------------------------------------------
                              Name: Seth J. Brufsky
                              Title: Vice President


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              ARES LEVERAGED INVESTMENT FUND II, L.P.

                              By:   ARES Management II, L.P.
                              Its:  General Partner

                              By:/s/ Seth J. Brufsky
                                 -----------------------------------------------
                              Name: Seth J. Brufsky
                              Title: Vice President



    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              BLACK DIAMOND CLO 2000-1 LTD.

                              By:/s/ Alan Corkish
                                 ----------------------------------------------
                              Name: Alan Corkish
                              Title: Director


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              CARLYLE HIGH YIELD PARTNERS III, LTD.


                              By:/s/ Linda Pace
                                 -----------------------------------------------
                              Name: Linda Pace
                              Title: Principal


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research
                              as Investment Advisor

                              By:/s/ Payson F. Swaffield
                                 --------------------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                              EATON VANCE SENIOR INCOME TRUST
                              By: Eaton Vance Management
                              as Investment Advisor

                              By:/s/ Payson F. Swaffield
                                 --------------------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                              GRAYSON & CO

                              By: Boston Management and Research
                              as Investment Advisor

                              By:/s/ Payson F. Swaffield
                                 --------------------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              FIRST DOMINION FUNDING II

                              By:/s/ Andrew H. Marshak
                                 ----------------------------------
                              Name: Andrew H. Marshak
                              Title: Authorized Signatory


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              FIRST DOMINION FUNDING III

                              By:/s/ Andrew H. Marshak
                                 ----------------------------------
                              Name: Andrew H. Marshak
                              Title: Authorized Signatory


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:/s/ Karl Kieffer
                                 ------------------------------------------
                              Name: Karl Kieffer
                              Title: Duly Authorized Signatory


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              HELLER FINANCIAL, INC.


                              By:/s/ Karl Kieffer
                                 ---------------------------------
                              Name: Karl Kieffer
                              Title: Duly Authorized Signatory


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              KZH ING-2 LLC

                              By:/s/ Joyce Fraser-Bryant
                                 ---------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              ALADDIN ASSET MANAGEMENT LLC-LANDMARK CDO LIMITED


                              By:/s/ Gilles Marchand
                                 -----------------------------------------------
                              Name: Gilles Marchand
                              Title: Authorized Signatory


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                              By: New York Life Investment  Management LLC,
                                  its Investment Manager


                              By:/s/ Anthony Malloy
                                 -------------------------------------------
                              Name: Anthony Malloy
                              Title: Director


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              NEW YORK LIFE INSURANCE COMPANY


                              By:/s/ Anthony Malloy
                                 ------------------------------------
                              Name: Anthony Malloy
                              Title: Director


    [Signature page to Second Amendment to Credit Agreement, Limited Consent
                              and Limited Waiver]

                              SIERRA CLO-I

                              By:/s/ John M. Casparian
                                 ----------------------------------
                              Name: John M. Casparian
                              Title: Chief Operating Officer
                              Centre Pacific, Manager